                               AMENDMENT NO. 1 TO
                          PARTICIPATION AGREEMENT AMONG

                          AIM VARIABLE INSURANCE FUNDS,

                            A I M DISTRIBUTORS, INC.,

               GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK, AND

                          CAPITAL BROKERAGE CORPORATION

WHEREAS, AIM VARIABLE INSURANCE FUNDS, A I M DISTRIBUTORS, INC., GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK on behalf of itself and its separate accounts and CAPITAL BROKERAGE CORPPORATION have previously entered into a Participation Agreement dated March 1, 2003 (the "Agreement");

NOW, THEREFORE, the parties hereby agree as follows:

     1. SCHEDULE A, is replaced in its entirety with the attached. (AMENDMENT NO. 1 to SCHEDULE A.)

     2. The Agreement, as supplemented by this AMENDMENT NO. 1 and the AMENDMENT NO. 1 to SCHEDULE A attached hereto, is ratified and confirmed effective April 29, 2005.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK on behalf of itself and its separate accounts


By:
    ------------------------------
    Geoffrey S. Stiff
    Senior Vice President


CAPITAL BROKERAGE CORPORATION


By:
    ------------------------------
    Geoffrey S. Stiff
    Senior Vice President


AIM VARIABLE INSURANCE FUNDS, INC.


By:
    ------------------------------
Name:
      ----------------------------
Title:
       ---------------------------


A I M DISTRIBUTORS, INC.


By:
    ------------------------------
Name:
      ----------------------------
Title:
       ---------------------------

                          AMENDMENT NO. 1 TO SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. Aggressive Growth Fund - Series I shares
AIM V.I. Basic Value Fund - Series II shares
AIM V.I. Blue Chip Fund - Series I shares
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. Growth and Income Fund
AIM V.I. International Growth Fund - Series II shares
AIM V.I. Premier Equity Fund - Series I shares
AIM V.I. Telecommunications Fund
AIM V.I. Value Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS

GE Capital Life Separate Account II
GE Capital Life Separate Account III

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS UTILIZING THE FUNDS

GE Accumulator NY
GE Choice NY/ Foundation NY
GE Selections NY